Exhibit 10.20

November 19, 2025

To: Each of the Existing Purchasers (as defined below)

Re: Getty Realty – MFL Letter Amendment

Ladies and Gentlemen:

Reference is hereby made to the following:

(i) that certain Note Purchase and Guarantee Agreement, dated as of June 21, 2018 (as amended by that certain First Amendment to Note Purchase and Guarantee Agreement, dated as of October 27, 2021 and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “MetLife Note Agreement”), by and among Getty Realty Corp., a Maryland corporation (the “Company”), each of the Company’s subsidiaries party thereto as guarantors from time to time (the “Subsidiary Guarantors” and, together with the Company, collectively, the “Obligors”) and each of the purchasers party thereto (the “MetLife Purchasers”),

(ii) that certain Second Amended and Restated Note Purchase and Guarantee Agreement, dated as of February 22, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “AIG Note Agreement”), by and among the Obligors and each of the purchasers party thereto (the “AIG Purchasers”),

(iii) that certain Second Amended and Restated Note Purchase and Guarantee Agreement, dated as of February 22, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Barings Note Agreement”), by and among the Obligors and each of the purchasers party thereto (the “Barings Purchasers”),

(iv) that certain Amended and Restated Note Purchase and Guarantee Agreement, dated as of November 21, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “New York Life Note Agreement”), by and among the Obligors and each of the purchasers party thereto (the “New York Life Purchasers”) and

(v) that certain Seventh Amended and Restated Note Purchase and Guarantee Agreement, dated as of November 21, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Prudential Note Agreement” and, together with the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement and the New York Life Note Agreement, collectively, the “Existing Note Agreements”), by and among the Obligors and each of the purchasers party thereto (the “Prudential Purchasers” and, together with the MetLife Purchasers, the AIG Purchasers, the Barings Purchasers and the New York Life Purchasers, the “Existing Purchasers”). Capitalized terms used and not defined herein shall have the respective meanings given to them in the Existing Note Agreements.

On the date hereof, the Company and each of the initial Subsidiary Guarantors party thereto are entering into a new Note Purchase and Guarantee Agreement (the “New Note Agreement”) pursuant to which the Company will issue certain additional senior unsecured promissory notes to the purchasers party thereto upon the terms and subject to the conditions set forth in the New Note Agreement.

Similar to Section 10.1(c) of each of the Existing Note Agreements, Section 10.1(c) of the New Note Agreement contains a Maximum Consolidated Leverage Ratio financial covenant which provides, in part, that the Consolidated Total Indebtedness at any time may exceed 60% of Total Asset Value during, or as of the end of, any fiscal quarter in which a Material Acquisition shall have occurred and for the two consecutive fiscal quarters immediately thereafter (an “Acquisition Spike Period”). However, unlike in the Existing Note Agreements, the New Note Agreement additionally provides that no more than two Acquisition Spike Periods shall be permitted during the term of the New Note Agreement (the “Total Acquisition Spike Limitation”). This Total Acquisition Spike Limitation is more restrictive or burdensome against the Company than the corresponding Maximum Consolidated Leverage Ratio covenant contained in Section 10.1(c) of each of the Existing Note Agreements and, as such, constitutes a “Debt Facility Amendment” for purposes of Section 10.14(b) of each of the Existing Note Agreements. Accordingly, in accordance with Section 10.14(b) of each of the Existing Note Agreements, the Obligors and the Existing Purchasers have agreed to amend the Maximum Consolidated Leverage Ratio covenant set forth in Section 10.1(c) of each of the Existing Note Agreements to incorporate the Total Acquisition Spike Limitation set forth in the New Note Agreement.

In consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Obligors and the Existing Purchasers under each Existing Note Agreement to which they are parties hereby agree as follows:

1.
Section 10.1(c) of each Existing Note Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Maximum Consolidated Leverage Ratio. Permit Consolidated Total Indebtedness at any time to exceed 60% of Total Asset Value; provided, that such maximum ratio may exceed 60% during, or as of the end of, any fiscal quarter in which a Material Acquisition occurs and the two consecutive fiscal quarters immediately thereafter (an “Acquisition Spike Period”), but (x) in no event shall such ratio exceed 65% at any time during such Acquisition Spike Period, (y) in no event shall such ratio exceed 60% for more than three consecutive fiscal quarters in any consecutive four fiscal quarter period and (z) no more than two Acquisition Spike Periods shall be permitted during the term of this Agreement.”

2.
Schedule B to each Existing Note Agreement is amended such that the following definition shall be added thereto in the appropriate alphabetical order:

““Acquisition Spike Period” has the meaning set forth in Section 10.1(c).”

The amendments described in clauses 1 and 2 above are collectively referred to herein as the “MFL Amendments.”

This letter agreement shall be construed in connection with and as part of the Existing Note Agreements and, except as expressly modified by the MFL Amendments, all of the terms, covenants and conditions contained in the Existing Note Agreements shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The MFL Amendments contained in this letter agreement shall be limited precisely as provided for herein, and shall not be deemed to be an amendment to, a waiver of, or a consent to any other term or provision of the Existing Note Agreements or of any transaction or future action on the part of any of the Obligors or any other Person which would require the consent of any of the Existing Purchasers under the respective Existing Note Agreements to which they are parties.

Any and all notices, requests, certificates and other instruments executed and delivered after the execution of this letter agreement may refer to the Existing Note Agreements without making specific reference to this letter agreement but nevertheless all such references shall be deemed to include this letter agreement unless the context otherwise requires.

This letter agreement shall be governed by and construed in accordance with the internal laws (but not the law of conflicts) of the State of New York, and this letter agreement may not be amended except by a writing signed by the parties hereto.

This letter agreement binds and inures to the benefit of the respective successors and assigns of the Obligors and the Existing Purchasers (including, without limitation, any subsequent holders of a Note). The MFL Amendments hereby incorporated into each Existing Note Agreement shall not be further amended, waived or modified without the written consent of the Company and the Required Holders (as defined in the applicable Existing Note Agreement) under such Existing Note Agreement, as applicable.

This letter agreement may be executed by one or more of the parties to the letter agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this letter agreement by electronic transmission shall be equally effective as delivery of a manually executed counterpart hereof.

[signature page follows]

Exhibit 10.20

Very truly yours,

GETTY REALTY CORP.

By:	/s/ Brian Dickman

Name:	Brian Dickman
Title:	Executive Vice President, Chief Financial Officer & Treasurer

GETTY PROPERTIES CORP.
GETTY TM CORP.
AOC TRANSPORT, INC.
GETTYMART INC.
REEMIT’S PETROLEUM, INC.
SLATTERY GROUP INC.
GETTY HI INDEMNITY, INC.
GETTY LEASING, INC.
GTY MD LEASING, INC.
GTY NY LEASING, INC.
GTY MA/NH LEASING, INC.
GTY-CPG (VA/DC) LEASING, INC.
GTY-CPG (QNS/BX) LEASING, INC.

By:	/s/ Brian Dickman

Name:	Brian Dickman
Title:	Executive Vice President, Chief Financial Officer & Treasurer

POWER TEST REALTY COMPANY LIMITED PARTNERSHIP

By:	GETTY PROPERTIES CORP., its General Partner

By:	/s/ Brian Dickman

Name:	Brian Dickman
Title:	Executive Vice President, Chief Financial Officer & Treasurer

[Signature Page to MFL Letter Agreement – Getty Realty]

GTY-PACIFIC LEASING, LLC

GTY-EPP LEASING, LLC

GTY-SC LEASING, LLC

GTY-GPM/EZ LEASING, LLC

GTY AUTO SERVICE, LLC

GTY QSR, LLC

By:	GETTY PROPERTIES CORP., its sole member

By:	/s/ Brian Dickman
Name:	Brian Dickman
Title:	Executive Vice President, Chief
Financial Officer & Treasurer

Signature Page to MFL Letter Agreement – Getty Realty

METLIFE PURCHASERS:

METROPOLITAN LIFE INSURANCE COMPANY
by MetLife Investment Advisors, LLC, Its Investment Manager

METLIFE REINSURANCE COMPANY OF CHARLESTON
by Metropolitan Life Insurance Company, Its Investment Manager

METROPOLITAN TOWER LIFE INSURANCE COMPANY
by MetLife Investment Advisors, LLC, Its Investment Manager

By:	/s/ William Gardner
Name:	William Gardner
Title:	Authorized Signatory

BRIGHTHOUSE LIFE INSURANCE COMPANY
by MetLife Investment Advisors, LLC, Its Investment Manager

BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY
by MetLife Investment Advisors, LLC, Its Investment Manager

By:	/s/ William Gardner
Name:	William Gardner
Title:	Authorized Signatory

Signature Page to MFL Letter Agreement – Getty Realty

AIG PURCHASERS:

AMERICAN GENERAL LIFE INSURANCE COMPANY
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:	Corebridge Institutional Investments (U.S.), LLC, as Investment Adviser

	By:	/s/ John Pollock
	Name:	John Pollock
	Title:	Managing Director

Signature Page to MFL Letter Agreement – Getty Realty

AIG PURCHASERS:

AMERICAN HOME ASSURANCE COMPANY
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

By:	BlackRock Financial Management, Inc., as investment manager

	By:	/s/ Violet Osterberg
	Name:	Violet Osterberg
	Title:	Managing Director

Signature Page to MFL Letter Agreement – Getty Realty

BARINGS PURCHASERS:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Barings LLC as Investment Adviser

	By:	/s/ James Moore
	Name:	James Moore
	Title:	Managing Director

YF LIFE INSURANCE INTERNATIONAL LIMITED
By:	Barings LLC as Investment Adviser

	By:	/s/ James Moore
	Name:	James Moore
	Title:	Managing Director

MUFG FUND SERVICES (CAYMAN) LIMITED, acting solely in its capacity as trustee of Bright – II Fund, a sub-fund of Global Private Credit Umbrella Unit Trust*
By:	Barings LLC as Investment Adviser

	By:	/s/ James Moore
	Name:	James Moore
	Title:	James Moore

* Trustee’s obligations in such capacity will be solely the obligations of the Trustee acting on behalf of Bright – II Fund, and that no creditor will have any recourse against any of the Trustee, (or any of its directors, officers or employees) for any claims, losses, damages, liabilities, indemnities or other obligations whatsoever in connection with actions taken by the Trustee, with any recourse to the Trustee limited to the assets of Bright – II Fund

MASSMUTUAL ASCEND LIFE INSURANCE COMPANY
By:	Barings LLC, as Investment Adviser

	By:	/s/ James Moore
	Name:	James Moore
	Title:	Managing Director

Signature Page to MFL Letter Agreement – Getty Realty

BRIGHTHOUSE LIFE INSURANCE COMPANY
By:	Brighthouse Services, LLC, as Investment Adviser
By:	Barings LLC, as Investment Adviser

	By:	/s/ James Moore
Name:James Moore
Title: Managing Director

MUFG FUND SERVICES (CAYMAN) LIMITED, ACTING SOLELY IN ITS CAPACITY AS TRUSTEE OF BRIGHT – IV FUND, A SUB-FUND OF GLOBAL PRIVATE CREDIT UMBRELLA UNIT TRUST*
By:	Barings LLC, as Investment Adviser

	By:	/s/ James Moore
Name:James Moore
Title: Managing Director

* Trustee’s obligations in such capacity will be solely the obligations of the Trustee acting on behalf of Bright – IV Fund, and that no creditor will have any recourse against any of the Trustee, (or any of its directors, officers or employees) for any claims, losses, damages, liabilities, indemnities or other obligations whatsoever in connection with actions taken by the Trustee, with any recourse to the Trustee limited to the assets of Bright – IV Fund

Signature Page to MFL Letter Agreement – Getty Realty

NEW YORK LIFE PURCHASERS:

NEW YORK LIFE INSURANCE COMPANY
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Christopher H. Carey
Name: Christopher H. Carey
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Christopher H. Carey
Name: Christopher H. Carey
Title: Managing Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Christopher H. Carey
Name: Christopher H. Carey
Title: Managing Director

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

By:	New York Life Insurance Company, its attorney-in-fact
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Christopher H. Carey
Name: Christopher H. Carey
Title: Managing Director

Signature Page to MFL Letter Agreement – Getty Realty

COMPSOURCE MUTUAL INSURANCE COMPANY
By:	NYL Investors LLC, its Investment Manager

By:	/s/ Christopher H. Carey
Name: Christopher H. Carey
Title: Managing Director

Signature Page to MFL Letter Agreement – Getty Realty

PRUDENTIAL PURCHASERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:	PGIM, Inc., as investment manager

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY, as successor by merger to PRUDENTIAL UNIVERSAL REINSURANCE COMPANY
By:	PGIM, Inc., as investment manager

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY, as successor by merger to PRUDENTIAL ARIZONA REINSURANCE TERM COMPANY
By:	PGIM, Inc., as investment manager

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

PRUCO LIFE INSURANCE COMPANY
By:	PGIM, Inc., as investment manager

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

Signature Page to MFL Letter Agreement – Getty Realty

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
By:	PGIM, Inc., as investment manager

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY
By:	PGIM, Inc., as investment manager

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY, as successor by merger to PRUDENTIAL TERM REINSURANCE COMPANY
By:	PGIM, Inc., as investment manager

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.
By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager

By:	PGIM, Inc., as Sub-Adviser

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

Signature Page to MFL Letter Agreement – Getty Realty

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.
By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager

	By:	PGIM, Inc., as Sub-Adviser

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

FORTITUDE LIFE INSURANCE & ANNUITY COMPANY, formerly known as PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By:	PGIM, Inc., as investment manager

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

ZURICH AMERICAN INSURANCE COMPANY

By:	PGIM Private Placement Investors, L.P. (as Investment Advisor)

By:	PGIM Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY, as successor by merger to DRYDEN ARIZONA REINSURANCE TERM COMPANY

By:	PGIM, Inc., as investment manager

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

Signature Page to MFL Letter Agreement – Getty Realty

PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY, as successor by merger to GIBRALTAR UNIVERSAL LIFE REINSURANCE COMPANY

By:	PGIM, Inc., as investment manager

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

PICA HARTFORD LIFE INSURANCE COMFORT TRUSTcaryn

By:	The Prudential Insurance Company of America, as grantor

By:	PGIM, Inc., as investment manager

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

FARMERS INSURANCE EXCHANGE

By:	PGIM Private Placement Investors, L.P. (as Investment Advisor)

By:	PGIM Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

MID CENTURY INSURANCE COMPANY

By:	PGIM Private Placement Investors, L.P. (as Investment Advisor)

By:	PGIM Private Placement Investors, Inc. (as its General Partner)

	By:	/s/ Bryan Chen
	Name:	Bryan Chen
	Title:	Vice President

Signature Page to MFL Letter Agreement – Getty Realty